UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 12, 2016 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street Charleston, SC		29401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Shareholders

On April 12, 2016, there were a total of 4,916,600 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The following matters were voted upon and approved by the shareholders at the 2016 Annual Meeting.

1.	The election of seventeen members to the Board of Directors. (See Note)
2.	Provide advisory approval of the compensation of the named executive officers (Say on Pay).
3.	The ratification of the appointment of Elliott Davis Decosimo, LLC as the independent auditor for the fiscal year December 31, 2016.

The following is a summary of the voting results for each proposal presented to the shareholders:

As to Proposal #1 there were 3,128,134 shares (99.87% of total shares voted and 63.62% of total outstanding shares) were represented in person or by proxy. The results are as follows:

NAME	FOR	WITHHELD

David W. Bunch	3,125,057	7,110
Graham M. Eubank, Jr.	3,124,772	7,395
Elizabeth M. Hagood	3,125,511	6,656
Fleetwood S. Hassell	3,102,731	29,436
Glen B. Haynes	3,124,947	7,220
William L. Hiott, Jr.	3,127,173	4,994
Katherine M. Huger	3,125,018	7,149
Richard W. Hutson, Jr.	3,126,343	5,824
Charles G. Lane	3,127,257	4,910
Hugh C. Lane, Jr.	3,127,260	4,907
Linda J. Bradley-McKee	3,125,164	7,003
Alan I. Nussbaum	3,124,947	7,220
Edmund Rhett, Jr.	3,125,032	7,135
Malcolm M. Rhodes	3,124,947	7,220
Douglas H. Sass	3,127,234	4,933
Sheryl G. Sharry	3,096,153	36,014
Steve D. Swanson	3,127,257	4,910

There were 4,033 shares withheld and 1,421,366 broker non-votes as to proposal number one.

Note: David R. Schools resigned from the Board of Directors on March 11, 2016, after the Proxy materials were mailed (March 8, 2016). A Form 8-K was properly filed on March 15, 2016 with the SEC announcing Mr. Schools’ resignation. The votes for Mr. Schools were disregarded. In the judgment of the Board and the electors appointed, no prejudice resulted because shareholders voted cumulatively for Directors. Therefore, no votes for or against Mr. Schools were taken away from any shareholder.

As to Proposal #2 for advisory of the compensation of named executive officers (Say on Pay), 3,068,334 shares voted for (97.96% of shares voted and 62.40% of total outstanding shares), 13,822 shares abstained with 1,421,366 broker non-votes.

As to Proposal #3 for approval of Elliott Davis Decosimo, LLC as independent auditors for the Company for the fiscal year ending December 31, 2016, 4,543,059 shares voted in favor ( 99.76% of shares voted and 92.40% of total outstanding shares), 9,852 shares voted against, and 622 abstained. There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 12, 2016
/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Senior Vice President